Exhibit 99.1

Compute Health Acquisition Corp. Stockholders Approve Business Combination with Allurion

NATICK, Mass. and Wilmington, DE – July 28, 2023—Allurion Technologies, Inc. (“Allurion”), a company dedicated to ending obesity, and Compute Health Acquisition Corp. (“Compute Health”) (NYSE: CPUH) today announced that Compute Health’s stockholders have approved all proposals related to the previously announced business combination (the “Business Combination”) between Compute Health and Allurion at a special meeting of Compute Health’s stockholders held on July 28, 2023. Approximately 99.8% of the votes cast on the Business Combination proposals by holders of Compute Health’s common stock, representing approximately 87.7% of Compute Health’s outstanding common stock, voted to approve the Business Combination, including approximately 58.2% of the outstanding shares of Compute Health’s Class A common stock (voting separately as a single class). The closing of the Business Combination is anticipated to occur on or about August 1, 2023, subject to the satisfaction of customary closing conditions. Following the closing, the combined company will operate as Allurion Technologies, Inc. and will be listed on the New York Stock Exchange, with its common stock and public warrants trading under the new ticker symbols “ALUR” and “ALUR WS,” respectively.

About Allurion

Allurion is dedicated to ending obesity. The Allurion Program is a weight loss platform that combines the Allurion Gastric Balloon, the world’s first and only swallowable, procedure-less gastric balloon for weight loss, the Allurion Virtual Care Suite including the Allurion Mobile App for consumers, Allurion Insights for health care providers featuring the Iris AI Platform, and the Allurion Connected Scale and Health Tracker devices. The Allurion Virtual Care Suite is also available to providers separately from the Allurion Program to help customize, monitor and manage weight loss therapy for patients regardless of their treatment plan: gastric balloon, surgical, medical or nutritional.

For more information about Allurion and the Allurion Virtual Care Suite, please visit www.allurion.com. Allurion is a trademark of Allurion Technologies, Inc. in the United States and countries around the world.

About Compute Health

Compute Health (NYSE: CPUH) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Compute Health is led by the management team of Omar Ishrak, Jean Nehmé and Joshua Fink. Compute Health’s strategy is to focus on healthcare businesses that are already leveraging or have the potential to leverage computational power, with an emphasis on companies in the medical device space, including imaging and robotics.

For more information about Compute Health please visit www.compute-health.com.

Forward-looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to Compute Health, Allurion, Allurion Technologies Holdings, Inc., a wholly-owned subsidiary of Allurion and the surviving corporation following the consummation of the Business Combination (“Pubco”) and the Business Combination among them, the benefits of the Business Combination, the amount of cash the Business Combination will provide Pubco, the anticipated timing of the Business Combination, the services and markets of Allurion, the expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements. They reflect the current beliefs and assumptions of Compute Health’s management and Allurion’s management and are based on the information currently available to Compute Health’s management and Allurion’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Compute Health’s securities; (ii) the risk that the Business Combination may not be completed by Compute Health’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Compute Health; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including, but not limited to, the satisfaction of the minimum cash amount and the receipt of certain governmental and regulatory approvals; (iv) changes to the proposed structure of the Business Combination that may be required, or considered appropriate, as a result of applicable laws or regulations; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the ability to complete the contemplated PIPE investment, the senior secured term loan, the committed equity facility and the RTW Investments synthetic royalty financing in connection with the Business Combination; (vii) Pubco’s ability to acquire sufficient sources of funding if and when needed; (viii) the effect of the announcement or pendency of the Business Combination on Allurion’s business relationships, operating results and business generally; (ix) risks that the Business Combination disrupts current plans and operations of Allurion; (x) the ability of Pubco to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xi) significant risks, assumptions, estimates and uncertainties related to the projected financial information with respect to Allurion; (xii) the outcome of any legal proceedings that may be instituted against Allurion, Pubco or Compute Health following the announcement of the business combination agreement or the Business Combination; (xiii) Allurion’s ability to commercialize current and future products and services and create sufficient demand among health care providers and patients; (xiv) Allurion’s ability to successfully complete current and future preclinical studies and clinical trials of the Allurion Balloon and any other future product candidates; (xv) Allurion’s ability to obtain market acceptance of the Allurion Balloon as safe and effective; (xvi) Allurion’s ability to cost-effectively sell existing and future products through existing distribution arrangements with distributors and/or successfully adopt a direct sales force as part of a hybrid sales model that includes both distributors and a direct sales effort; (xvii) Allurion’s ability to obtain regulatory approval or clearance in the U.S. and certain non-U.S. jurisdictions for current and future products and maintain previously obtained approvals and/or clearances in those jurisdictions where Allurion’s products and services are currently offered; (xviii) Allurion’s ability to accurately forecast customer demand and manufacture sufficient quantities of product that patients and health care providers request; (xix) Allurion’s ability to successfully compete in the highly competitive and rapidly changing regulated industries in which Allurion operates, and effectively address changes in such industries, including changes in competitors’ products and services and changes in the laws and regulations that affect Allurion; (xx) Allurion’s ability to successfully manage future growth and any future international expansion of Allurion’s business and navigate the risks associated with doing business internationally; (xxi) Allurion’s ability to obtain and maintain intellectual property protection for its products and technologies and acquire or license intellectual property from third parties; (xxii) the ability of Pubco to retain key executives; (xxiii) the ability to obtain and maintain the listing of Pubco’s securities on a national securities exchange; (xxiv) Allurion’s ability to properly train physicians in the use of the Allurion Gastric Balloon and other services it offers in its practices; (xxv) the risk of downturns in the market and Allurion’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xxvi) fees, costs and expenses related to the Business Combination; (xxvii) the risk that the parties to the Medtronic collaboration agreement will not achieve the expected benefits, incremental revenue and opportunities from such arrangement; (xxviii) the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions; and (xxix) sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Compute Health’s Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement/prospectus contained in Pubco’s Registration Statement on Form S-4 (333-271862) filed with the U.S. Securities and Exchange Commission (the “SEC”), and other documents filed by Compute Health and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and none of Allurion, Pubco or Compute Health assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. None of Compute Health, Allurion or Pubco gives any assurance that Compute Health or Allurion, or Pubco, will achieve its expectations.

Media Contact

Erik Milster

SeriesM PR

508.740.6125

emilster@seriesmpr.com

Investor Contact

Mike Cavanaugh, Investor Relations

ICR Westwicke

(617) 877-9641

mike.cavanaugh@westwicke.com